Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. (the “Fund”), certify that, to my knowledge:

1.	The Fund’s periodic report on Form N-CSR for the period ended September 30, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.	The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	November 27, 2007
R. Jay Gerken President	Date

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Principal Financial and Accounting Officer of Western Asset Funds, Inc. (the “Fund”), certify that, to my knowledge:

1.	The Fund’s periodic report on Form N-CSR for the period ended September 30, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.	The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Marie K. Karpinski	November 20, 2007
Marie K. Karpinski Principal Financial and Accounting Officer	Date